EXHIBIT 10.7





                    CONTRACT OF PROJECT OF VENTURE CAPITAL OF
                         ZHOUCHENG SCIENCE & TECHNOLOGY
                                      PLAN

                               CONTRACT NO.: 2002



PROJECT  NAME:   APPLIED   RESEARCH  ON  CULTURE  AND   PRODUCTION   PROCESS  OF
BIO-FERTILIZER BACTERIUM

ENTRUSTING PARTY (PARTY A):  ZOUCHENG SCIENCE & TECHNOLOGY BUREAU

ENTRUSTED PARTY (PARTY B):  KIWA BIO-TECH PRODUCTS (SHANDONG) COMPANY

COOPERATIVE UNIT:

INTERMEDIARY BANK (PARTY C):  ZHOUCHENG BRANCH OF CHINA COMMERCIAL BANK OF ICBC






                      ZOUCHENG SCIENCE & TECHNOLOGY BUREAU



                                     2002/11

1.0   GENERAL PROVISIONS

WITNESS THAT:

In consideration of the mutual covenants and agreements herein contained, it is agreed by and between the parties to the contract as follows:

1.1 As specified in the Contract, Party B renders financial aid to Party B as cost of scientific research; when the project is put into formal production, Party B repay 10% of after-tax profit of the enterprise each year to reclaim the principal sum;

1.2 Party B shall submit to Party A the plan execution report of the same year and financial statement;

1.3 After the project is put into formal production, Party B shall carefully and strictly make various preliminary works for technical appraisement of the project organized by Party A; after the technical appraisement, Party B shall supply complete technological achievement data, final report of project execution, and scientific research cost report at the same time to Party A.

1.4 Party B shall repay the investment of Party A according to the date and sum specified in the Contract; where Party B fails to do so, it shall repay the amount payable with 10 overdue fine of that amount and entrust the bank of deposit to deduct the amount payable in the form of special collection of the same city;

1.5 Where Party B fails to repay the investment of Party A on schedule, Party C shall be entitled to transfer the amount payable, as specified in the Contract, from the bank account of Party B to that of Party A as science and technology development funds;

1.6 Once this Contract is concluded, the parties hereto shall strictly abide by the regulations hereof and bear the legal responsibilities as specified in this Contract; Any dispute arising from, out of, or in connection with, this Contract shall be settled by the Parties through friendly consultation. If the dispute cannot be settled through friendly consultation, the Parties hereto shall submit the dispute to the local arbitration committee to be arbitrated according to its rules and regulations.

1.7 This Contract shall be signed in four (4) counterparts, each party keeps one (1) copy, and one copy is submitted to People's Bank of China for filing. This Contract shall become effective upon and from the date on which it is signed.


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


2.0   ANNUAL RESEARCH  CONTENTS,  TECHNICAL  ECONOMY  INDEXES AND  APPROPRIATION
      BUDGET

--------------- --------------------------------------------------  ----------------------------
YEAR            RESEARCH CONTENTS AND TECHNICAL ECONOMY INDEX       SPECIAL APPROPRIATION BUDGET
--------------- --------------------------------------------------  ----------------------------
                Research   on  culture   formula  and  process  of  Total amount of funds: 9000
                bio-fertilizer   bacterium;   the   culture   core  thousand RMB Expenditure of
                bacterium species of  photosynthetic  bacteria and  self-financing funds: 1500 other  bio-fertilizer  bacteria  is undertaken and  thousand RMB
                controlled   by  JIAHUA   Agriculture   University
2002/11         Research  Center,  whose  main  task is  bacterium
-               species   screening  and   production    bacterium
2004/2          species  storage to  realize the regular  renewal,
                rejuvenation  and strategic  storage of production
                bacterium   species  in  case  of   occurrence  of
                trouble.  Production  bacterium species in case of
                occurrence   of  trouble.   Production   bacterium
                species of  photosynthetic  bacteria  are the main
                products of the company.  The production bacterium
                species  will  produce   next   generation   after
                10-15-day   culture  under  certain  lighting  and
                temperature conditions. Researching the conditions
                and    processes    of    industrialization    and
                modernization breeding under artificial conditions
                ensures  that  the   breeding  of   photosynthetic
                bacteria  is free from the  limitation  by natural
                conditions.  At  the  same  time,  make  test  and
                mechanism study of the culture formula and process
                of other bacterium species (for example, bacillus)
                and  the  complex  application  of  photosynthetic
                bacteria.


3.0   REPAYMENT OF RISK INVESTMENT

------------------ ------------------- -------------------- --------------------
TIME               DECEMBER OF FIRST   DECEMBER OF SECOND   DECEMBER OF THIS
                   PROFIT-MAKING YEAR  PROFIT-MAKING YEAR   PROFIT-MAKING YEAR
------------------ ------------------- -------------------- --------------------
Total Amount of    By 10% after-tax    By 10% after-tax     By 10% after-tax
Repayment 9000     profit of the year  profit of the year   profit of the year
(thousand RMB)
------------------ ------------------- -------------------- --------------------


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


4.0   MAIN RESEARCHERS AND BANK ACCOUNT

---------------- ------------- ---------- ------------------- ---------- -------
                 NAME          EDUCATION  POSITION AND TITLE  UNIT       TEL
---------------- ------------- ---------- ------------------- ---------- -------
PRINCIPAL OF     LI WEI        Master     President           KIWA       5315708
PROJECT ITEMS                                                 Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
PRINCIPAL OF     QU BIN        Doctor     Vice President      KIWA       5315729
PROJECT                        Associate                      Bio-tech
                               professor
---------------- ------------- ---------- ------------------- ---------- -------
MAIN RESEARCHER  CHEN GUISHENG Bachelor   Professor/Chief     KIWA       5315709
                                          Scientist           Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
                 PAN YUHONG    Master     Vice President      KIWA       5315718
                                                              Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
                 CHEN ZHOU     Bachelor   Engineer            KIWA       5315708
                                                              Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
                 WANG          Bachelor   Engineer            KIWA       5315729
                 DALI                                         Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
                 WEI XIANJIN   Bachelor   Engineer            KIWA       5315729
                                                              Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
                 LI TONGIE     Master     Research Assistant  KIWA       5315729
                                                              Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------
                 WU XUEMEI     Bachelor   Research Assistant  KIWA       5315729
                                                              Bio-tech
---------------- ------------- ---------- ------------------- ---------- -------

Intermediary Bank (Party C): ZHOUCHENG Branch of China Commercial Bank of ICBC

A/C: KIWA Bio-Tech Products (SHANDONG) Company

A/C No.: [1608003019249005757]-XXXX

5.0   SIGNATURE AND SEAL BY THE PRINCIPAL OF EACH PARTY

For and on behalf of Party A:   (Signature)  /s/ Zhoucheng Science & Technology
                                                 Bureau


For and on behalf of Party B:   (Signature)  /s/ Wei Li


For and on behalf of Party C:   (Signature)  /s/ China Commercial Bank


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